Risk Report - Aggregated Value of Collateral - with the fair values of collateral capped at loan outstanding - held against our non-impaired past due loans (Detail) - Aggregated Value of Collateral (Loans Past Due but Not Impaired) [Member] - EUR (€)
€ in Millions
	Dec. 31, 2017	Dec. 31, 2016
Aggregated Value of Collateral (Loans Past Due but Not Impaired) [Line Items]
Financial and other collateral	€ 2,364	€ 1,775
Guarantees received	148	148
Total	€ 2,512	€ 1,923